Exhibit 10.2

DISTRIBUTION, CONTRIBUTION AND ASSUMPTION AGREEMENT

This Distribution, Contribution and Assumption Agreement (this “Agreement”), dated and effective as of 12:00:01 a.m. Eastern Time on November 1, 2020 (the “Effective Time”), is by and among Dominion Energy Questar Corporation, a Utah corporation (“DEQC”), DECP Holdings, Inc., a Virginia corporation (“DECP Holdings”), Dominion Energy Gas Holdings, LLC, a Virginia limited liability company (“DEGH”), and Dominion MLP Holding Company II, LLC, a Virginia limited liability company (“DMLPHC II”). The above-named entities are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, each of the Parties is a wholly owned subsidiary of Dominion Energy, Inc., a Virginia corporation (“DEI”);

WHEREAS, the Parties desire to effect a series of transactions in connection with an internal reorganization;

WHEREAS, the stockholders or members of the Parties have taken all corporate or limited liability company actions, as the case may be, required to approve the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

TRANSFERS, CONTRIBUTIONS, ACKNOWLEDGEMENTS AND DISTRIBUTIONS

Subject to Section 3.1 of this Agreement, the following shall be completed at the Effective Time in the sequence set forth below:

Section 1.1 Distribution of Interests in DECP to DEGH. DMLPHC II shall distribute 50% of the outstanding limited partnership interests in Dominion Energy Cove Point LNG, LP, a Delaware limited partnership (“DECP”), to DEGH, for its own use, forever, and DEGH shall accept such distribution.

Section 1.2 Distribution of Interest in DECP to DEQC. Immediately after the preceding distribution in Section 1.1 hereof, DEGH shall distribute 50% of the outstanding limited partnership interests in DECP to DEQC, for its own use, forever, and DEQC shall accept such distribution.

Section 1.3 Contribution of Interests in DECP to DECP Holdings. Immediately after the preceding distribution in Section 1.2 hereof, DEQC shall contribute 50% of the outstanding limited partnership interests in DECP to DECP Holdings, for its own use, forever, and DECP Holdings shall accept such distribution.

ARTICLE II

FURTHER ASSURANCES

From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests distributed, contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE III

EFFECTIVE TIME

Section 3.1 Order of Completion of Transactions. The transactions provided for in Article I of this Agreement shall be completed immediately following the Effective Time in the order set forth therein.

Section 3.2 Effective Time. Notwithstanding anything contained in this Agreement to the contrary, none of the provisions herein shall be operative or have any effect until the Effective Time, at which time all such provisions shall be effective and operative in accordance with Section 3.1 without further action by any Party.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 4.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 4.3 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 4.4 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 4.5 Applicable Law; Forum, Venue and Jurisdiction.

(a) This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

(b) Each of the Parties:

(i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to this Agreement shall be exclusively brought in the Court of Chancery of the State of Delaware;

(ii) irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in connection with any such claim, suit, action or proceeding;

(iii) agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of the Court of Chancery of the State of Delaware or of any other court to which proceedings in the Court of Chancery of the State of Delaware may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper;

(iv) expressly waives any requirement for the posting of a bond by a Party bringing such claim, suit, action or proceeding; and

(v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such Party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law.

Section 4.6 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 4.7 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 4.8 Integration. THIS AGREEMENT AND THE INSTRUMENTS REFERENCED HEREIN SUPERSEDE ALL PREVIOUS UNDERSTANDINGS OR AGREEMENTS AMONG THE PARTIES, WHETHER ORAL OR WRITTEN, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT AND SUCH INSTRUMENTS. THIS AGREEMENT AND SUCH INSTRUMENTS CONTAIN THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO UNDERSTANDING, REPRESENTATION, PROMISE OR AGREEMENT, WHETHER ORAL OR WRITTEN, IS INTENDED TO BE OR SHALL BE INCLUDED IN OR FORM PART OF THIS AGREEMENT UNLESS IT IS CONTAINED IN A WRITTEN AMENDMENT HERETO EXECUTED BY THE PARTIES HERETO AFTER THE DATE OF THIS AGREEMENT.

Section 4.9 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.

DOMINION ENERGY QUESTAR CORPORATION

By:	/s/ James R. Chapman
Name:	James R. Chapman
Title:	EVP, CFO and Treasurer

DECP HOLDINGS, INC.

By:	/s/ James R. Chapman
Name:	James R. Chapman
Title:	EVP, CFO and Treasurer

DOMINION ENERGY GAS HOLDINGS, LLC

By:	/s/ James R. Chapman
Name:	James R. Chapman
Title:	EVP, CFO and Treasurer

DOMINION MLP HOLDING COMPANY II, LLC

By:	Dominion Energy Gas Holdings, LLC,
its Sole Member

By:	/s/ James R. Chapman
Name:	James R. Chapman
Title:	EVP, CFO and Treasurer

[Signature Page to DECP 50% LP Distribution, Contribution and Assumption Agreement]